UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 6, 2016
HRG GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-4219	74-1339132
(Commission File Number)	(IRS Employer Identification No.)

450 Park Avenue, 29th Floor, New York, NY	10022
(Address of Principal Executive Offices)	(Zip Code)

(212) 906-8555
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On October 6, 2016, Spectrum Brands, Inc. (“Spectrum Brands”), an indirect majority owned subsidiary of HRG Group, Inc. (“HRG”), announced the completion of its previously announced repricing transaction pursuant to which Spectrum Brands replaced all of its U.S. dollar-denominated term loans with new U.S. dollar-denominated term loans. Spectrum Brands’ new term loans carry lower interest rate margins, but otherwise have the same terms, including the maturity date, as the prior term loans.

Interested parties should read public filings and other announcements by Spectrum Brands Holdings, Inc., the indirect parent of Spectrum Brands and a majority owned subsidiary of HRG, for more information regarding the foregoing matters.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

HRG GROUP, INC.

By:	/s/ Ehsan Zargar
Name:	Ehsan Zargar
Title:	Senior Vice President, General Counsel & Corporate Secretary

Dated: October 6, 2016